UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2024
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Strategic Realty Trust, Inc.
(Exact name of Registrant specified in its Charter)
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Maryland	000-54376	90-0413866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
1 S Wacker Dr, Suite 3210
Chicago, Illinois, 60606
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (312) 878-4860

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective October 2, 2024, the Board of Directors of Strategic Realty Trust, Inc. (the “Company”) appointed Whitney Robinette, 38, to serve as Chief Operating Officer of the Company. Ms. Robinette was appointed to fill the vacancy in the Chief Operating Officer position created upon Mr. Lanni’s appointment as Chief Executive Officer on August 30, 2024.
Ms. Robinette, is as Principal at L3 Capital LLC (“L3 Capital”), an affiliate of the Company’s external advisor, where she is responsible for overseeing L3 Capital’s asset and development management teams. In her position she is involved in the leasing, construction management, debt procurement, and investor relations functions while supporting acquisition efforts. Prior to joining L3 Capital in April 2013, Ms. Robinette served as Senior Portfolio Accountant in the Investor Accounting department at Heitman, a global investment management firm. In this role, she was primarily responsible for the reporting and valuation of one of the firm’s largest national retail, office, and residential portfolios. Ms. Robinette is an active member of the International Council of Shopping Centers. She graduated from the University of Illinois Urbana-Champaign with a BS in Accountancy.
Except through her officer position with L3 Capital, Ms. Robinette has no direct or indirect material interest in any transaction, or series of similar transactions, nor is she a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000. Ms. Robinette does not receive any compensation directly from the Company for her services as an officer or director of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC REALTY TRUST, INC.

Dated: October 8, 2024	By:	/s/ Ryan Hess
Ryan Hess
Chief Financial Officer